SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2004


   Colorado                     Reclamation Consulting And Applications, Inc.

       State or other jurisdiction of       (Exact name of registrant as
       incorporation or organization)           specified in its charter)

                                   84-0703717

                      (I.R.S. Employer Identification No.)

                23832 Rockfield Blvd., Suite 275 Lake Forest, CA

                    (Address of principal executive offices)

                                     92630

                                   (Zip Code)

                                 (949) 609-0590

              (Registrant's telephone number, including area code)


                          Recycling Center Of America, Inc.

         (Former name or former address, if changed since last report)

===============================================================================

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 Completion of Acquisition of Assets.

On November 8, 2004, the Registrant finalized an agreement dated November 8, 2004 between the Registrant and North American SYstems, Inc. ("NASI"), whereby NASI will transfer a one hundred-percent (100%) ownership of the equipment, machinery, operations systems and manuals located at 3752 W. 2270 S. Suite D, West Valley, UT 84120.

Under the terms of the agreement to acquire its one hundred-percent (100%) interest, the Registrant is required to:

(1)	Reduce the principal amount owed under the terms of the Revolving Loan
	Agreement between Reclamation Consulting And Applications, Inc. and North American Systems, Inc. dated July 30, 2003 by $275,000 USD.



SECTION 9.  EXHIBITS.


(c)  Exhibits

Exhibit No.     Description
-----------     -----------
10.01           Revolving Loan Agreement
10.02           Asset Purchase Agreement


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Reclamation COnsulting And Applications, Inc.
/s/: Mike Davies
---------------------
Mike Davies, Vice President

DATED:  November 15, 2004